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                                                                   Exhibit 10.19



                      NEW AMERICAN HEALTHCARE CORPORATION

                                PROMISSORY NOTE


US $12,500,000                                          Dated: January 30, 1998

     FOR VALUE RECEIVED, the undersigned, NEW AMERICAN HEALTHCARE CORPORATION, a Tennessee corporation (the "Borrower"), hereby promises to pay to the order of FIRST AMERICAN NATIONAL BANK (together with its successors and assigns, the "Bank"), at such place as the Bank may designate in writing to the Borrower, in immediately available funds, the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000), or, if less, so much thereof as may from time to time be advanced as Loans by the Bank to the Borrower pursuant to the hereinafter defined Credit Agreement, plus interest as hereinafter provided. Such Loans may be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity or enforceability of the Borrower's obligation to repay unpaid principal and interest on this Note.

     This Note is one of the promissory notes referred to in that certain Amended and Restated Credit Agreement dated as of January 30, 1998 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") by and among the Borrower, the Agent, the Issuing Bank and the Banks. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     The principal of this Note shall be due and payable on the Final Maturity Date or such earlier date as the principal amount of the Loans shall be due and payable under the Credit Agreement.

     This Note evidences the Loans of funds made by the Bank pursuant to the Credit Agreement, which funds may be borrowed, repaid and re-borrowed as provided in the Credit Agreement. Prepayment of the principal amount of any Loan may be made only as provided in the Credit Agreement.

     The Borrower promises to pay interest on the unpaid principal amount hereof as provided in ARTICLE II of the Credit Agreement. Interest on this Note shall also be due and payable at Maturity. Overdue principal and, to the extent permitted by law, overdue interest hereon shall bear interest at the Default Rate as provided in the Credit Agreement.


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inadvertently made by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is hereby expressly intended that the Borrower shall not pay and the Bank shall not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other person, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever.

     No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Agent, the Majority Banks or the Banks, collectively or any of them, in exercising its or their rights under the Credit Agreement or any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Bank or any holder hereof, nor shall any waiver by the Agent, the Majority Banks or the Banks, collectively or any of them, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

     The Borrower hereby promises to pay all reasonable costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

     Time is of the essence of this Note.

     This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Credit Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment and repayment. This Note is secured by and is also entitled to the benefits of the Loan Documents to the extent provided therein and any other agreement or instrument providing Collateral for the Loans, whether now or hereafter in existence, and any filings, instruments, agreements and documents related thereto.

     This Note shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict or choice of law principles thereof.


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     IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed this Note under seal as of the day and year first above written.


                                  NEW AMERICAN HEALTHCARE CORPORATION



                                  By:
                                      ---------------------------------
                                      Its:
                                           ----------------------------

(SEAL)

Attest:


By:
    ------------------------------
    Its:
         -------------------------

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

===============================================================================================
                                   LOAN GRID
-----------------------------------------------------------------------------------------------
                                                Amount
Date                             Type             Of                Date
Loan            Amount            Of           Principal          Notation        Bank Officer
Made           of Loan           Loan           Prepaid             Made           Signature
-------       ---------         ------        -----------        ----------      -------------









================================================================================================
